Exhibit 8.1

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
ADSTONE MARINE CORP.	Liberia	100%
AMOROTO MARINE CORP.	Liberia	100%
ANDATI MARINE CORP.	Liberia	100%
ARCHET MARINE CORP.	Liberia	100%
ARNISH MARINE CORP.	Liberia	100%
ASTIER MARINE CORP.	Liberia	100%
AUBER MARINE CORP.	Liberia	100%
BABRON MARINE CORP.	Liberia	100%
BAGARY MARINE CORP.	Liberia	100%
BARBAN MARINE CORP.	Liberia	100%
BARLESTONE MARINE CORP.	Liberia	100%
BARRAL MARINE CORP.	Liberia	100%
BELLET MARINE CORP.	Liberia	100%
BERMEO MARINE CORP.	Liberia	100%
BERMONDI MARINE CORP.	Liberia	100%
BERNIS MARINE CORP.	Liberia	100%
BILSTONE MARINE CORP.	Liberia	100%
BLONDEL MARINE CORP.	Liberia	100%
BRIANDE MARINE CORP.	Liberia	100%
CAMARAT MARINE CORP.	Liberia	100%
CAMINO MARINE CORP.	Liberia	100%
CANADEL MARINE CORP.	Liberia	100%
CARNOT MARINE CORP.	Liberia	100%
CARRADE MARINE CORP.	Liberia	100%
CAVALAIRE MARINE CORP.	Liberia	100%
COGOLIN MARINE CORP.	Liberia	100%
COURTIN MARINE CORP.	Liberia	100%
CROMFORD MARINE CORP.	Liberia	100%
CRON MARINE CORP.	Liberia	100%
DATTIER MARINE CORP.	Liberia	100%
DRAMONT MARINE CORP.	Liberia	100%
FABRON MARINE CORP.	Liberia	100%
FEATHERSTONE MARINE CORP.	Liberia	100%
FERRAGE MARINE CORP.	Liberia	100%
FONTAINE MARINE CORP.	Liberia	100%
FRUIZ MARINE CORP.	Liberia	100%
GAJANO MARINE CORP.	Liberia	100%
GAMBETTA MARINE CORP.	Liberia	100%
GASSIN MARINE CORP.	Liberia	100%
GATIKA MARINE CORP.	Liberia	100%
GRENETA MARINE CORP.	Liberia	100%
GUERNIKA MARINE CORP.	Liberia	100%
HANSLOPE MARINE CORP.	Liberia	100%
KINSLEY MARINE CORP.	Liberia	100%
LAREDO MARINE CORP.	Liberia	100%
LAUDIO MARINE CORP.	Liberia	100%
LENVAL MARINE CORP.	Liberia	100%
MARALDI MARINE CORP.	Liberia	100%
MENDATA MARINE CORP.	Liberia	100%
MERLE MARINE CORP.	Liberia	100%
MORGIA MARINE CORP.	Liberia	100%
NAILSTONE MARINE CORP.	Liberia	100%
OLDSTONE MARINE CORP.	Liberia	100%
ONTON MARINE CORP.	Liberia	100%
POMAR MARINE CORP.	Liberia	100%
RAVENSTONE MARINE CORP.	Liberia	100%

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
ROCESTER MARINE CORP.	Liberia	100%
SAUVAN MARINE CORP.	Liberia	100%
SHAEKERSTONE MARINE CORP.	Liberia	100%
SILKSTONE MARINE CORP.	Liberia	100%
SMOLLET MARINE CORP.	Liberia	100%
SNARESTONE MARINE CORP.	Liberia	100%
SOLIDATE MARINE CORP.	Liberia	100%
SWEPTSTONE MARINE CORP.	Liberia	100%
TERRON MARINE CORP.	Liberia	100%
VAILLANT MARINE CORP.	Liberia	100%
VALROSE MARINE CORP.	Liberia	100%
COSTAMARE BULKERS INC.	Marshall Islands	100%
COSTAMARE BULKERS SHIPS INC.	Marshall Islands	100%